UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

iVillage Inc.

(Exact name of registrant as specified in charter)

Delaware	000-25469	13-3845162
(State or other	(Commission File Number)	(IRS Employer Identification No.)
jurisdiction of incorporation)

500-512 Seventh Avenue, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 600-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                ☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                ☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                ☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                ☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 8, 2005, iVillage issued a press release announcing its financial results for the three and nine month periods ended September 30, 2005. A copy of iVillage’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.

The information in this Item 12 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01               Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release issued November 8, 2005 by iVillage Inc.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVILLAGE INC.
(Registrant)

Date: November 8, 2005	By:	/s/ Steven A. Elkes
Steven A. Elkes
Chief Financial Officer,
Executive Vice President, Operations and Business Affairs and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued November 8, 2005 by iVillage Inc.